VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-109483
May 1, 2009, as supplemented through and reprinted on June 8, 2009

THE GUARDIAN INVESTOR

ASSET BUILDER

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account R (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the annuitant or the owner dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)
–	RS S&P 500 Index VIP Series
–	RS Asset Allocation VIP Series
–	RS High Yield Bond VIP Series
–	RS Low Duration Bond VIP Series
–	RS Large Cap Value VIP Series
–	RS Partners VIP Series
–	RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Mid Cap Growth VIP Series (formerly RS Mid Cap Opportunities VIP Series)
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
–	RS Equity Dividend VIP Series
–	RS Technology VIP Series
–	RS Money Market VIP Series
•	AIM Variable Insurance Funds (Series II Shares)
–	AIM V.I. Capital Appreciation Fund
–	AIM V.I. Basic Value Fund
–	AIM V.I. Government Securities Fund
–	AIM V.I. Mid Cap Core Equity Fund
–	AIM V.I. Core Equity Fund
•	The Alger American Fund
–	Alger American Capital Appreciation Portfolio (Class S Shares)
•	AllianceBernstein (Class B)
–	AllianceBernstein VPS Real Estate Investment Portfolio
–	AllianceBernstein VPS Value Portfolio
–	AllianceBernstein VPS Growth & Income Portfolio
–	AllianceBernstein VPS Large Cap Growth Portfolio
–	AllianceBernstein VPS Global Thematic Growth Portfolio (formerly AllianceBernstein Global Technology Portfolio)
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Balanced Portfolio
–	Fidelity VIP Contrafund Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Rising Dividends Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Templeton Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	MFS® Variable Insurance TrustSM (Service Class)
–	MFS Research Bond Series
–	MFS Core Equity Series
–	MFS Growth Series
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Strategic Income Series
–	MFS Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust
•	Van Kampen Life Investment Trust (Class II Shares)
–	Van Kampen Life Investment Trust Government Portfolio
–	Van Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 86 of this prospectus.

The Statement of Additional Information, which is dated May 1, 2009, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 52 investment divisions, corresponding to 52 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

•	Life annuity without a guaranteed period

•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. DecadeSM, the living

SUMMARY	PROSPECTUS	1

benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed lifetime withdrawal benefit rider provides a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the living benefit rider or the guaranteed lifetime withdrawal benefit rider you must invest your premium payments and contract value in accordance with the allocation models described in those riders. In addition, if you choose the guaranteed lifetime withdrawal benefit rider, withdrawals in excess of the guaranteed withdrawal amount provided for under this rider can have adverse consequences. Please refer to Other contract features for more information.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract ranged from 0.35% to 7.69% in 2008, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.25% annually of the net asset value of your variable investment options.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 2% to 8% against any amount that you withdraw that has been in your contract for less than seven years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.25% or 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

2	PROSPECTUS	SUMMARY

•	Guaranteed lifetime withdrawal benefit rider expense

If you choose this rider, you will pay an annual charge ranging from 0.65% to 2.10% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. The maximum expense range for these riders is 1.00% to 4.00%, depending on the option chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Annuity Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it, depending on the state where you live. (If this contract is a replacement for another contract, you may have 30 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information –Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	8% declining annually[1]
Number of contract years completed from the date of premium payment	Contingent deferred sales charge percentage
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7+	0% and thereafter
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following: (i) the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus (ii) 10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued on or after December 26, 2006 – available in New York state only)	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

	Contracts with no rider benefits	Contracts with 7 yr EDB	Contracts with CAEDB	Contracts with GMDB	Contracts with LB or EB	Contracts with LB and EB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB LB and EB	Contracts with CAEDB and LB or EB	Contracts with CAEDB LB and EB	Contracts with GMDB and LB or EB	Contracts with GMDB, LB and EB
Mortality & Expense Risk Charge	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Optional Riders
– 7 year Enhanced Death Benefit (7yr EDB)	0.00%	0.20%	0.00%	0.00%	0.00%	0.00%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.25%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
– Guaranteed Minimum Death Benefit (GMDB)	0.00%	0.00%	0.00%	0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%
– Living Benefit (LB)}	0.00%	0.00%	0.00%	0.00%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%
– Earnings Benefit (EB)
Subtotal Other Separate Account Fees	0.20%	0.40%	0.45%	0.50%	0.45%	0.70%	0.65%	0.90%	0.70%	0.95%	0.75%	1.00%
Total Separate Account Level Annual Expenses	1.45%	1.65%	1.70%	1.75%	1.70%	1.95%	1.90%	2.15%	1.95%	2.20%	2.00%	2.25%

FEES FOR OPTIONAL RIDERS DEDUCTED FROM ACCUMULATION VALUE

Annual Guaranteed Minimum Income Benefit Rider Fee (as a percentage of the guaranteed income base†):	0.50%
†	Please see the (Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of “guaranteed income base.”

EXPENSE TABLES	PROSPECTUS	5

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options (as a percentage of the adjusted guaranteed withdrawal balance):

	Single	Single w/ Death Benefit	Spousal	Spousal w/ Death Benefit
Guardian Target 300 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	1.20%	1.70%	1.60%	2.10%
Guardian Target 200 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	0.95%	1.45%	1.25%	1.75%
Guardian Target Future (available only in New York) maximum**	2.50%	3.00%	N/A	N/A

current**	0.75%	1.25%	N/A	N/A
Guardian Target Now (available in all states except for spousal option which is not available in New York) maximum**	1.00%	1.50%	2.00%	2.50%

current**	0.65%	1.15%	0.85%	1.35%
**	The current charge for this rider ranges from 0.65% to 2.10%, depending on the rider chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.00%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)***	0.35%	7.69%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

***	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ending December 31, 2008. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

Charts 1 and 2 below assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year and also assume that: (a) you invest in the aggressive allocation model under the guaranteed lifetime withdrawal benefit (GLWB) rider with an average weighted fund expense of 0.79% (maximum) and (b) you invest in the conservative allocation model under the GLWB rider with an average weighted fund expense of 0.71% (minimum). Charts 3 and 4 below assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year and also assume: (a) maximum (7.69%) and (b) minimum (0.35%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows.

Chart 1. Chart 1 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with optional death benefit, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $1,295	(a) $2,131	(a) $3,035	(a) $5,767
Minimum:	(b) $1,287	(b) $2,108	(b) $2,997	(b) $5,693

Chart 2. Chart 2 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with optional death benefit, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $495	(a) $1,533	(a) $2,641	(a) $5,767
Minimum:	(b) $487	(b) $1,508	(b) $2,601	(b) $5,693

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $1,755	(a) $3,359	(a) $4,830	(a) $8,053
Minimum:	(b) $1,024	(b) $1,288	(b) $1,574	(b) $2,495

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $995	(a) $2,844	(a) $4,520	(a) $8,053
Minimum:	(b) $224	(b) $ 688	(b) $1,174	(b) $2,495

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $8 billion as of December 31, 2008. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2008, Guardian Life had total assets (GAAP basis) in excess of $42.5 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. If your contract is issued in Massachusetts, we will not accept premium payments after the annuitant’s 81st birthday. Also, some restrictions on premium payments apply if you purchase the GLWB rider. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider for further information.

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of a valuation date in good order.

If we receive your payment after the close of a valuation date, that payment will be valued as of the close of the next valuation date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

10	PROSPECTUS	ACCUMULATION PERIOD

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the variable investment options. The Separate Account has 52 investment divisions, corresponding to the 52 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

ACCUMULATION PERIOD	PROSPECTUS	11

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect one of the Guaranteed Minimum Withdrawal Benefit riders, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

	Investment objectives	Typical investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of June 30 of each year.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Normally invests in common stocks of companies in the S&P Index, which emphasizes large U.S. companies
RS Asset Allocation VIP Series	Long-term total investment return consistent with moderate investment risk.	Primarily, U.S. common stocks and convertible securities, investment grade bonds and other debt obligations, and cash and money market instruments. The Series currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Series also may invest in individual securities
RS High Yield Bond VIP Series	Current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	To maximize total return, consisting of capital appreciation and current income	Equity securities issued by companies with large market capitalization at the time of purchase
RS Partners VIP Series	Long-term growth	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued.
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital	U.S. dollar-denominated, high-quality, short-term instruments
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies
RS Small Cap Growth Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options

	Investment objectives	Typical investments
RS MidCap Growth VIP Series	Long-term capital growth	Equity securities of mid cap companies
RS Global Natural Resources VIP Series	Long-term capital appreciation	Equity securities of issuers in natural resources industries
RS Value VIP Series	Long-term capital appreciation	Equity securities that the adviser believes are undervalued
RS Equity Dividend VIP Series	Both current income and long-term capital appreciation	Diversified portfolio of dividend paying common stocks
RS Technology VIP Series	Long-term capital appreciation	Equity securities of issuers in the technology sector
AIM V.I. Capital Appreciation Fund	Growth of capital	Common stocks
AIM V.I. Basic Value Fund	Long-term growth of capital	Companies that have the potential for capital growth
AIM V.I. Government Securities Fund	Achieve a high level of current income consistent with reasonable concern for safety of principal	Debt securities issued, guaranteed or otherwise backed by the U.S. government
AIM V.I. Mid Cap Core Equity Fund	Long-term growth of capital	Fund will invest, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-cap companies
AIM V.I. Core Equity Fund	Growth of capital

Fund will invest, normally, at least 80% of its assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that are believed to have the potential for above-average growth in earnings

Alger American Capital Appreciation Portfolio	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrate promising growth potential
AllianceBernstein VPS Real Estate Investment Portfolio	Total return from long-term growth of capital and from income	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies
AllianceBernstein VPS Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued
AllianceBernstein VPS Growth & Income Portfolio	Long-term growth of capital	Equity securities of U.S. companies that the adviser believes are undervalued
AllianceBernstein VPS Large Cap Growth Portfolio	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein VPS Global Thematic Growth Portfolio	Long-term growth of capital

Securities in a global universe of companies in multiple industries, many of which may benefit from technological innovation. The portfolio’s investments will not be restricted to any particular sector or industry

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

	Investment objectives	Typical investments
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector
Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector
Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion
Fidelity VIP Balanced Portfolio	Income and capital growth consistent with reasonable risk	Balance between stocks, bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceed the composite yield on the S&P 500 Index.®	Income-producing equity securities
Fidelity VIP Growth Portfolio	Capital appreciation	Common stocks of companies believed to have above-average growth potential
Fidelity VIP Investment Grade Bond Portfolio	High level of current income consistent with the preservation of capital	U.S. dollar-denominated investment grade bonds
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Franklin Rising Dividends Securities Fund	Long-term capital appreciation, with preservation of capital an important consideration	At least 80% in companies that have paid rising dividends; predominantly in equity securities
Franklin Small Cap Value Securities Fund	Long-term total return	At least 80% in small capitalization companies; predominantly in equity securities
Gabelli Capital Asset Fund	Growth of capital; current income as a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.
MFS Research Bond Series	Total return with an emphasis on current income, but also considering capital appreciation	Fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities
MFS Core Equity Series	Capital appreciation	Invests at least 80% of its assets in equity securities. The fund may invest in companies of any size
MFS Growth Series	Capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures
MFS Investors Trust Series	Capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size

ACCUMULATION PERIOD	PROSPECTUS	15

Variable investment options

	Investment objectives	Typical investments
MFS New Discovery Series	Capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size
MFS Strategic Income Series	Total return with an emphasis on high current income, but also considering capital appreciation	Invests primarily in debt instruments such as U.S. and foreign government securities, U.S. and foreign corporate bonds and mortgage-backed and asset-backed securities. May invest up to 100% of its assets in lower quality debt instruments
MFS Total Return Series	Total return	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign. The Fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities
Templeton Growth Securities Fund	Long-term capital growth	Equity securities of companies that are located anywhere in the world, including those in the U.S. and emerging markets
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking Systems, bonds and money market instruments
Van Kampen Life Investment Trust Government Portfolio (Class II shares)	High current return consistent with preservation of capital	Debt securities issued by or guaranteed by the U.S. government, its agencies or its instrumentalities
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II shares)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities)

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include RS Investment Management, MFS Investment Management, Invesco Aim Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC,

16	PROSPECTUS	ACCUMULATION PERIOD

Davis Selected Advisers, LP, Alliance Capital Management LP, Value Line, Inc., Van Kampen Asset Management Inc., and Templeton Global Advisers Limited. This compensation ranges from .15% to .35% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco Aim, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS, RS Investments, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, for the funds. We may profit from these payments.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Fund	Investment adviser and principal business address

RS Large Cap Alpha VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series

RS Mid Cap Growth VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

RS Technology VIP Series

RS Investment Management Co. LLC 388 Market Street San Francisco, CA 94111
RS S&P 500 Index VIP Series RS Asset Allocation VIP Series RS High Yield Bond VIP Series RS Low Duration Bond VIP Series RS Investment Quality Bond VIP Series RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111
Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Large Cap Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago Illinois 60606
RS International Growth VIP Series RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, I Greenside Row Edinburgh, EHI 3AN Scotland
AIM V.I. Capital Appreciation Fund AIM V.I. Basic Value Fund AIM V.I. Government Securities Fund AIM V.I. Mid Cap Core Equity Fund	Invesco Aim Advisors, Inc., and affiliated entities 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
AIM V.I. Core Equity Fund
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003

Before investing

Please read the Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

ACCUMULATION PERIOD	PROSPECTUS	17

Fund	Investment adviser and principal business address
AllianceBernstein VPS Real Estate Investment Portfolio AllianceBernstein VPS Value Portfolio AllianceBernstein VPS Growth & Income Portfolio AllianceBernstein VPS Large Cap Growth Portfolio	Alliance Capital Management LP 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Global Thematic Growth Portfolio
Davis Financial Portfolio Davis Real Estate Portfolio Davis Value Portfolio	Davis Selected Advisers, LP (Adviser) 2949 East Elvira Road Suite 101 Tucson, Arizona 85706 Davis Selected Advisers – NY, Inc. (Sub-adviser) 24949 East Elvira Road, Suite 101 Tucson, Arizona 85756

Fidelity VIP Balanced Portfolio

Fidelity VIP Contrafund Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP Investment Grade Bond Portfolio

Fidelity VIP Mid Cap Portfolio

Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC One Parker Plaza Ninth Floor Fort Lee, New Jersey 07024
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
MFS Research Bond Series MFS Core Equity Series MFS Growth Series MFS Investors Trust Series MFS New Discovery Series MFS Strategic Income Series MFS Total Return Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
Templeton Growth Securities Fund	Templeton Global Advisers Limited Lyford Cay Nassau, Bahamas Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard #38-3 Suntec Tower One Singapore 038987
Value Line Centurion Fund Value Line Strategic Asset Management Trust	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017
Van Kampen Life Investment Trust Government Portfolio Van Kampen Life Investment Trust Growth and Income Portfolio	Van Kampen Asset Management 522 Fifth Avenue New York, New York 10036

18	PROSPECTUS	ACCUMULATION PERIOD

Selection of Funds

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

When you buy a contract, please note:

•	You can choose up to 20 variable investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

ACCUMULATION PERIOD	PROSPECTUS	19

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You can allocate all of your net premium payments to this option, subject to the conditions stated below, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate of 3%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and, if you have selected a variable annuity payout option, after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

20	PROSPECTUS	ACCUMULATION PERIOD

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date; or

–	$10,000; or

–	(a) multiplied by (b), where:

•	(a) is the total dollar amount transferred from the fixed-rate option in the previous contract year, and

•	(b) is 1.15.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•

If you have selected any GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, you will receive that day’s unit values.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt

ACCUMULATION PERIOD	PROSPECTUS	21

to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

22	PROSPECTUS	ACCUMULATION PERIOD

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

ACCUMULATION PERIOD	PROSPECTUS	23

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit

24	PROSPECTUS	ACCUMULATION PERIOD

value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently. The portion of a partial withdrawal and any applicable deferred sales charges that exceed the value of the variable investment options will be deducted from the fixed-rate option.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

You are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the sum of the following:

•	the earnings in your contract over the unliquidated premiums that have been in the contract for less than seven contract years on the date of withdrawal; plus

•

10% of premium payments that have been in the contract for less than seven contract years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

This privilege is referred to as the 10% free withdrawal provision. Premiums that are older than seven contract years can be withdrawn without a deferred sales charge.

For the purpose of calculating the deferred sales charge on the unliquidated premiums that have been in the contract for less than seven years:

–	all amounts withdrawn are deemed to be taken out on a first-in-first-out basis, that is, all amounts taken out are deemed to have come first from the oldest premium of the unliquidated premiums that have been in the contract for less than seven years;

–	any free withdrawal amounts taken under the 10% free withdrawal provision will not be considered to be a reduction of the unliquidated premiums that have been in the contract for less than seven years; and

–	partial withdrawals without a deferred sales charge using the excess of the contract value over the unliquidated premiums that have been

ACCUMULATION PERIOD	PROSPECTUS	25

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

in the contract for less than seven years on the date of withdrawal are not considered to be withdrawals of premium payments for purposes of calculating the amount of unliquidated premiums that have been in the contract for less than seven years.

All withdrawal amounts that are not greater than the excess of the accumulation value over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal will not be considered to have been a withdrawal under the 10% free withdrawal provision.

The 10% free withdrawal provision is not cumulative and is only available on a contract year basis. Any free withdrawal amounts under the 10% free withdrawal provision not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In the case of a surrender of the contract: (i) the amount that may be withdrawn from the contract without incurring a deferred sales charge is equal to the excess of the accumulation value on the date of surrender over the unliquidated premiums that have been in the contract for less than seven contract years; and (ii) the 10% free withdrawal provision is not applicable.

You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

In spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

We will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

26	PROSPECTUS	ACCUMULATION PERIOD

Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

ACCUMULATION PERIOD	PROSPECTUS	27

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we offer programs that provided special rates of interest if you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify.

If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. New York City time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. New York City time or if

28	PROSPECTUS	ACCUMULATION PERIOD

it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. New York City time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. New York City time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

ACCUMULATION PERIOD	PROSPECTUS	29

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

30	PROSPECTUS	ACCUMULATION PERIOD

THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5, or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

ANNUITY PERIOD	PROSPECTUS	31

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3 1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. (In New York and Florida, a 5% assumed investment return is not allowed.) If no choice is made, an effective annual interest rate of 3 1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contractowner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contractowner and/or annuitant.

32	PROSPECTUS	ANNUITY PERIOD

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contractowner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin.

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

ANNUITY PERIOD	PROSPECTUS	33

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period. (In Oregon, this option is not available.)

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

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The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

•

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments to Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

ANNUITY PERIOD	PROSPECTUS	35

remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%. (In Oregon, this option is not available.)

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year.

36	PROSPECTUS	ANNUITY PERIOD

Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was

ANNUITY PERIOD	PROSPECTUS	37

to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

38	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit unless you have named a contingent annuitant. In that situation, the death benefit is payable prior to the date annuity payments are scheduled to begin upon the death of the later to survive of the annuitant and contingent annuitant. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit, if paid in one sum, will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

OTHER CONTRACT FEATURES	PROSPECTUS	39

your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract unless a joint owner has been named.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

40	PROSPECTUS	OTHER CONTRACT FEATURES

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

OTHER CONTRACT FEATURES	PROSPECTUS	41

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three enhanced death benefit riders are offered:

•

The 7 Year Enhanced Death Benefit Rider provides a death benefit equal to the adjusted accumulation value for the reset date immediately prior to the annuitant’s death. The reset date is every seventh contract anniversary date (e.g., 7th, 14th, 21st, etc.). This enhanced death benefit is available in all states and is the least expensive of the three, with a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options.

•

The Contract Anniversary Enhanced Death Benefit Rider pays a death benefit which equals the highest adjusted accumulation value on any contract anniversary value before the death of the annuitant and before the annuitant’s 85th birthday. This rider is only available in New York state, with a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•

The Guaranteed Minimum Death Benefit Rider pays a death benefit that is equal to the greater of the 3% simple interest death benefit, as described below, or the contract anniversary death benefit, as described below. This rider has the highest per annum rider fee of the three enhanced death benefits and is available in all states except New York, with a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders are available only in states where they have been approved and where we are continuing to offer them. Please ask your sales agent or call our Customer Service Office for information about the availability of these enhanced death benefit riders in your state. If you select the GLWB rider, you cannot select any of these enhanced death benefit riders.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date

–	minus an adjusted amount for each partial withdrawal made after the reset date.

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

42	PROSPECTUS	OTHER CONTRACT FEATURES

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday and on or after December 26, 2006, this rider will only be available in New York state. The adjusted accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary

–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Guaranteed Minimum Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

•	the contract anniversary death benefit, as described below.

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

OTHER CONTRACT FEATURES	PROSPECTUS	43

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•

subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

This means that the dollar amount of the death benefit can be greater than the dollar amount of the withdrawal.

44	PROSPECTUS	OTHER CONTRACT FEATURES

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

To help you understand the different features of the three enhanced death benefit riders, please see the chart below:

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Issue Age	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.
Termination Age	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.
Death Benefit	Equals the adjusted accumulation value for the seven year contract anniversary immediately preceding the annuitant’s date of death.	Equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday.

Equals the greater of:

1) The contract anniversary death benefit, which is:

The highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday, minus any partial withdrawals and adjustments (as described in this prospectus):

or

2) The 3% simple interest death benefit, which is:

•   the total of all premiums paid less partial withdrawals

•   minus any adjustments (as described in this prospectus)

•   multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments (as described in this prospectus).

Rider Fee	A daily charge at an annual rate of 0.20% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.25% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.30% of the net assets of your variable investment options.

OTHER CONTRACT FEATURES	PROSPECTUS	45

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•

You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•

Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death

46	PROSPECTUS	OTHER CONTRACT FEATURES

benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the RS Money Market VIP Series variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•

The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

•	Adding any net premiums contributed to the contract after your death

•	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount, (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal.

OTHER CONTRACT FEATURES	PROSPECTUS	47

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit. If you select the GLWB rider, you cannot select this rider.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•

We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	RS Money Market VIP Series, RS Low Duration Bond VIP Series or The Fixed-Rate Option.

48	PROSPECTUS	OTHER CONTRACT FEATURES

40% –	RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, AIM V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS Research Bond Series, Van Kampen Life Investment Trust Government Portfolio or The Fixed-Rate Option.

40% –	RS Large Cap Alpha VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS High Yield Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS International Growth VIP Series, RS Value VIP Series, RS Equity Dividend VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS Real Estate Investment Portfolio, AllianceBernstein VPS Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS Strategic Income Series, MFS Investors Trust Series, MFS Total Return Series or Van Kampen Life Investment Trust Growth and Income Portfolio.

10% –	RS Small Cap Growth Equity VIP Series, RS Emerging Markets VIP Series, RS Mid Cap Growth VIP Series, RS Global Natural Resources VIP Series, RS Technology VIP Series, AIM V.I. Capital Appreciation Fund, AIM V.I. Basic Value Fund, AIM V.I. Mid Cap Core Equity Fund, Alger American Capital Appreciation Portfolio, AllianceBernstein VPS Large Cap Growth Portfolio, AllianceBernstein VPS Global Thematic Growth Portfolio, Davis Financial Portfolio, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Fidelity VIP Mid Cap Portfolio, MFS Core Equity Series, MFS Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•

On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to the RS Money Market VIP Series variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals

OTHER CONTRACT FEATURES	PROSPECTUS	49

(including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select the GLWB rider, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is

50	PROSPECTUS	OTHER CONTRACT FEATURES

deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant. If you are age 60 or over at the time you purchase a qualified contract, you may have to take withdrawals before the end of the ten-year waiting period in order to satisfy minimum distribution rules. Withdrawals will reduce the guaranteed income base. Consult a tax advisor before purchasing a GMIB rider under these circumstances.

The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date. Please note that the guaranteed income base is not contract accumulation value and cannot be withdrawal in a lump sum.

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

OTHER CONTRACT FEATURES	PROSPECTUS	51

(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•

Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•

Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

52	PROSPECTUS	OTHER CONTRACT FEATURES

The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

•	the date spousal continuation is elected, if you were the annuitant and you die.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select the GLWB rider, you cannot select this rider.

The following information will help you decide if the optional GMIB rider or the optional GLWB rider is right for you:

•

The GMIB rider provides for an annuity benefit and the GLWB rider provides for a withdrawal benefit. Once an annuity benefit under GMIB commences, you no longer have the right to withdraw any additional accumulation value, in excess of the annuity payment, from your contract. Once you commence receiving withdrawals under the GLWB rider, you can access any additional accumulation value in your contract, even if this additional withdrawal would exceed the withdrawals allowable under the GLWB rider. Any additional withdrawals, however, would decrease your contract’s accumulation value and the amount available for withdrawal under the GLWB rider.

•

The payments made under the GMIB rider are treated as annuity payments and are taxed accordingly. Generally, the payments made under the GLWB rider are treated as withdrawals (at least until you have fully depleted your contract accumulation value) and are taxed accordingly. Please see the Federal tax matters section of this prospectus for further information and consult your tax advisor for additional details relevant to your tax situation.

•

Annuity payments made under the GMIB are automatic and will be paid for the duration of the annuity you have chosen, regardless of whether you need that payment in a particular year or not. Under the GLWB rider, you can choose not to take a withdrawal in a given year. Doing so may allow your contract’s accumulation value to increase more rapidly in a good market, thus increasing your future withdrawals due to the step-up features of the GLWB rider.

•

The GMIB rider has a ten year waiting period before you can begin receiving annuity payments. The GLWB rider allows you to begin taking withdrawals immediately, but you may not get the full benefit of the rider if you do so.

OTHER CONTRACT FEATURES	PROSPECTUS	53

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more. You can choose one of the following options of this rider:

Single Options

Guardian Target 300:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups (not available in New York)
Guardian Target Future:	Single life with 7% annual minimum guarantee (available only in New York)
Guardian Target Now:	Single life with step-ups only

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

54	PROSPECTUS	OTHER CONTRACT FEATURES

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse or a partner with the primary covered person in a civil union that is legally recognized in the state in which this rider is issued on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse or civil union partner for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the contract, including any

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore the favorable tax treatment provided by federal tax law to a surviving spouse may not be available to a surviving civil union partner or a spouse in a same sex marriage. For information regarding federal tax law, please consult your tax advisor.

OTHER CONTRACT FEATURES	PROSPECTUS	55

applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the determination of the initial GWA and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

56	PROSPECTUS	OTHER CONTRACT FEATURES

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 300	1.20% of the adjusted GWB (not available in New York)
Guardian Target 200	0.95% of the adjusted GWB (not available in New York)
Guardian Target Future	0.75% of the adjusted GWB (available only in New York)
Guardian Target Now	0.65% of the adjusted GWB

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300	1.60% of the adjusted GWB
Guardian Target 200	1.25% of the adjusted GWB
Guardian Target Now	0.85% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 300, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target 300 and Guardian Target 200 and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus,

OTHER CONTRACT FEATURES	PROSPECTUS	57

if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the younger covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $6,250.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000 – $8,000 equals $67,000
GWB	$125,000

•  The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

•  Thus, the new GWB equals the lesser of $75,000 – $8,000 ($67,000) or $125,000 – $8,000 ($117,000).

•  The new GWB equals $67,000.

GWA	$6,250	• The new GWA is the GWB immediately after the withdrawal times 5%.* • The new GWA is equal to $67,000 x 5% ($3,350). • The new GWA equals $3,350.
*	This 5% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 61 below.

On each annual contract anniversary, prior to the older covered person’s 90th birthday, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). When the dollar amount of a rider fee increases for any reason, the contractowner will not receive advance notice of this increase in the rider fee due to step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider

58	PROSPECTUS	OTHER CONTRACT FEATURES

fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (15th contract anniversary for the Guardian Target 300 and 10th contract anniversary for the Guardian Target 200);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (300% for the Guardian Target 300 and 200% for the Guardian Target 200) multiplied by the premiums received during the first contract year; plus

OTHER CONTRACT FEATURES	PROSPECTUS	59

•	any premium payments received on or after the first contract anniversary.

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $4,280 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greatest of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $4,280 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $4,280 or $95,720.	N/A	The GWB is $107,000 minus $4,280 which equals $102,720.	The GWA is equal to the GWB amount ($107,000) times 4% or $4,280.
Second contract anniversary	$95,720	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $102,720 since there is no applicable annual minimum guarantee amount.	The GWA remains $4,280 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$95,720	The annual minimum guarantee amount is $102,720 + ($95,720 x 7%) or $109,420.40.	The GWB is the greater of $102,720 or $109,420.40. The new GWB is $109,420.40.	The GWA equals the greater of $4,280 or $109,420.40 x 4% ($4,376.82). Thus, the new GWA equals $4,376.82.
*	This 4% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 61 below.

60	PROSPECTUS	OTHER CONTRACT FEATURES

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase (described below). The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal	Applicable lifetime withdrawal percentage
45 – 59	3%
60 – 64	4%
65 – 69	4.5%
70 – 79	5%
80 +	6%

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In

OTHER CONTRACT FEATURES	PROSPECTUS	61

such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the death benefit that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

The initial death benefit provided by this rider is equal to the initial premium paid under the contract. Each time an additional premium payment is received by GIAC, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any annual step-up date is greater than the then current death benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on that step-up date.

62	PROSPECTUS	OTHER CONTRACT FEATURES

A withdrawal will reduce the death benefit by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current death benefit reduced by the amount of the withdrawal.

If you elect this optional death benefit, your rider fee percentage will increase by 0.50% annually.

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to

OTHER CONTRACT FEATURES	PROSPECTUS	63

adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

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During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following three allocation models:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
RS Large Cap Alpha VIP Series or RS S&P 500 Index VIP Series	15%	10%	9%
Fidelity VIP Contrafund Portfolio	10%	10%	9%
Davis Value Portfolio	10%	7%	5%
Fidelity VIP Equity-Income Portfolio	5%	5%	3%
Fidelity VIP Mid Cap Portfolio	15%	15%	7%
Franklin Small Cap Value Securities Fund	5%	8%	4%
RS Small Cap Growth Equity VIP Series	5%	—	—
RS High Yield Bond VIP Series	3%	5%	10%
RS Investment Quality Bond VIP Series	10%	15%	25%
Fidelity VIP Investment Grade Bond Portfolio	7%	20%	25%
RS International Growth VIP Series	15%	5%	3%

Under all the models, you must select either the RS Large Cap Alpha VIP Series or the RS S&P 500 Index VIP Series. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers between more equity-weighted and less equity-weighted models may only be made on quarterly contract anniversaries. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on February 1, May 1, August 1 and November 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

OTHER CONTRACT FEATURES	PROSPECTUS	65

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the 7 year Enhanced Death Benefit, the Contract Anniversary Enhanced Death Benefit (CAEDB), the Guaranteed Minimum Death Benefit (GMDB), the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), and/or the Earnings Benefit riders, you cannot select the GLWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GLWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GLWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

66	PROSPECTUS	OTHER CONTRACT FEATURES

FINANCIAL INFORMATION

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. New York City time, each day the Exchange is open for trading.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

FINANCIAL INFORMATION	PROSPECTUS	67

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	guaranteed minimum income benefit expense

•	guaranteed lifetime withdrawal benefit expense

•	deferred sales charge

•	partial withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, you will pay a daily charge based on an annual rate of 1.25% of the net assets of your variable investment options. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contract.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your contract of premium payments that have been in the contract for less than seven years or if

68	PROSPECTUS	FINANCIAL INFORMATION

you surrender your contract, you may pay a deferred sales charge on any amount that was paid into your contract. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

The deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. The maximum contigent deferred sales charge will be equal to 8% of the lesser of (i) the total of all premium payments made within seven contract years (84 months) prior to the date of request for withdrawal or surrender; or (ii) the amount withdrawn or surrendered. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following:

(i)	the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus

(ii)	10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

Deferred sales charges are listed in the table.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

Deferred sales

charges

Number of contract years completed from the date of premium payment	Deferred sales charge (%)
0	8
1	7
2	6
3	5
4+	4
5	3
6	2
7+	0

FINANCIAL INFORMATION	PROSPECTUS	69

•

clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

•

Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate of 0.20%, 0.25% or 0.30% of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit expense

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed lifetime withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge ranging from 0.65% to 2.10%, depending on the option chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. These charges are current charges for this rider, not maximum charges. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

70	PROSPECTUS	FINANCIAL INFORMATION

Partial Withdrawal Charge

You may make partial withdrawals during the annuity period if you choose one of the two payments to 100 annuity payout options. If you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

FINANCIAL INFORMATION	PROSPECTUS	71

Employer-

sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59  1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

If your contract contains a guaranteed minimum withdrawal benefit rider (such as Lifetime AssetAccess, Spousal AssetAccess or Lifetime Focus), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

72	PROSPECTUS	FINANCIAL INFORMATION

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

FINANCIAL INFORMATION	PROSPECTUS	73

Taxation of

annuity payments

Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2.

Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Generation skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax”

74	PROSPECTUS	FINANCIAL INFORMATION

when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Taxation of qualified contracts

Qualified arrangements receive tax deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax deferred benefit of funding such qualified arrangements with tax deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be

FINANCIAL INFORMATION	PROSPECTUS	75

imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

76	PROSPECTUS	FINANCIAL INFORMATION

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider.

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

FINANCIAL INFORMATION	PROSPECTUS	77

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death or to the employee’s former spouse as alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to a tax-qualified plan, 403(b) plan, or IRA or section 457(b) plan that separately accounts for rollover amounts.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to

78	PROSPECTUS	FINANCIAL INFORMATION

consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

FINANCIAL INFORMATION	PROSPECTUS	79

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio.

Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

80	PROSPECTUS	FINANCIAL INFORMATION

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

FINANCIAL INFORMATION	PROSPECTUS	81

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

82	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contract owners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000.

This provision is not applicable in New Jersey.

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	83

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of the initial contract premium payment of 7%. The other compensation programs provide a lower commission on the initial premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is .75%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not

84	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expensed are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	85

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the guaranteed lifetime withdrawal benefit rider

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

86	PROSPECTUS	OTHER INFORMATION

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	87

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account R, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2008. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account R which are included in the Statement of Additional Information.

The Separate Account commenced operations on March 8, 2004. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Number of accumulation units outstanding at the end of the indicated period:

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Core Equity VIP Series	2008	2,854,453	34,156	1,200	100,906	106,776	9,646	148,174	6,568
	2007	1,851,303	22,819	922	32,947	116,809	5,766	129,334	4,219
	2006	974,695	17,682	114	15,381	102,827	6,047	86,308	3,106
	2005	243,591	2,928	118	14,346	104,930	6,276	9,537	3,402
	2004	78,510	858	118	19,433	50,977	221	—	—
RS S&P 500 Index VIP Series	2008	2,938,008	68,976	6,318	161,211	90,922	867	108,751	6,710
	2007	2,454,813	62,908	6,037	131,060	98,755	8,958	100,702	5,538
	2006	1,993,947	64,390	6,643	125,643	99,801	9,282	85,440	5,222
	2005	1,041,208	60,327	7,809	127,068	98,762	9,596	33,273	5,635
	2004	295,705	14,346	4,220	61,258	39,499	1,653	—	—
RS Asset Allocation VIP Series	2008	288,280	3,039	—	11,701	10,608	235	1,124	—
	2007	289,597	2,750	—	7,533	10,343	202	1,280	—
	2006	267,084	2,839	—	6,268	10,825	203	1,450	—
	2005	249,896	485	—	6,214	10,685	225	123	—
	2004	60,852	480	—	6,933	6,699	227	—	—
RS High Yield Bond VIP Series	2008	599,579	30,851	4,094	7,486	42,776	—	20,931	—
	2007	581,455	33,061	3,899	6,375	46,748	—	24,362	—
	2006	533,052	27,121	4,189	2,413	48,410	—	12,387	—
	2005	398,091	17,588	4,463	2,659	48,708	87	1,134	—
	2004	140,339	4,790	2,366	618	9,771	88	—	—
RS Low Duration Bond VIP Series	2008	506,143	13,765	4,414	172,678	26,469	10,980	7,955	4,921
	2007	381,767	5,409	5,899	169,041	16,326	16,267	9,335	5,975
	2006	342,669	5,546	2,616	137,880	18,627	15,894	8,211	6,145
	2005	252,819	3,153	2,476	118,321	18,098	16,094	6,803	7,687
	2004	88,034	5	2,468	60,386	17,330	10,313	—	—
RS Large Cap Value VIP Series	2008	360,844	13,916	—	23,300	16,479	925	23,948	—
	2007	331,284	17,664	—	20,650	18,460	1,134	23,099	—
	2006	283,735	16,493	—	19,311	20,413	1,164	20,141	—
	2005	144,200	6,225	—	15,055	24,543	3,646	6,482	—
	2004	71,988	—	—	7,106	7,452	3,767	—	—
RS Partners VIP Series	2008	303,547	8,490	47	25,254	17,698	3,579	15,850	36
	2007	295,864	8,649	36	25,481	27,205	4,187	16,477	29
	2006	237,522	7,959	38	20,559	30,848	4,002	12,679	31
	2005	159,704	7,759	38	18,724	35,582	9,267	2,470	32
	2004	59,028	2,379	40	14,467	10,684	6,726	—	—
RS Small Cap Core Equity VIP Series	2008	740,879	37,151	—	59,469	72,946	6,471	56,135	4,535
	2007	707,055	39,159	—	44,630	82,566	7,455	45,061	3,580
	2006	637,371	34,272	—	31,187	80,717	7,360	33,555	3,476
	2005	471,914	32,171	—	33,345	78,710	7,839	10,882	3,641
	2004	208,448	14,111	—	24,772	25,421	4,095	—	—

88	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS International Growth VIP Series	2008	3,397,042	62,304	4,365	124,521	95,261	6,343	180,918	7,077
	2007	2,241,625	59,562	4,188	78,100	105,513	5,250	152,882	5,534
	2006	1,668,512	51,997	3,971	57,212	95,953	5,500	121,190	5,040
	2005	687,277	35,683	4,146	46,852	82,927	5,911	33,179	5,228
	2004	165,355	10,120	3,144	23,453	26,788	525	—	—
RS Emerging Markets VIP Series	2008	763,676	29,311	3,032	43,743	56,159	2,173	48,828	5,358
	2007	899,693	33,892	2,211	31,045	70,976	2,175	47,430	2,736
	2006	822,326	39,864	2,838	25,335	78,158	2,828	35,130	2,745
	2005	471,485	22,071	4,038	22,070	56,304	2,895	9,547	2,932
	2004	170,484	5,103	3,197	12,508	23,487	64	—	—
RS Investment Quality Bond VIP Series	2008	9,095,619	177,802	13,489	262,031	118,406	11,447	429,680	13,598
	2007	10,119,353	216,472	16,604	260,362	129,524	13,634	573,406	15,164
	2006	6,236,027	181,723	16,412	133,154	134,074	13,098	382,539	13,215
	2005	2,133,752	71,274	17,291	101,950	123,491	12,820	100,933	12,312
	2004	235,550	14,374	10,472	61,249	40,739	1,644	—	—
RS MidCap Opportunities VIP Series	2008	42,796	—	—	753	—	—	580	—
	2007	1,465	—	—	143	—	—	—	—
RS Global Natural Resources VIP Series	2008	402,930	777	1,074	19,561	8,954	—	5,253	—
	2007	22,253	—	—	—	1,656	—	3,671	—
RS Value VIP Series	2008	7,209	—	—	11,312	1,563	—	820	—
	2007	1,836	—	—	73	626	—	825	—
RS Equity Dividend VIP Series	2008	10,510	27	—	—	—	—	1,200	—
	2007	26,668	—	—	—	—	—	—	—
RS Technology VIP Series (formerly The Information Age VIP Series)	2008	15,248	—	—	—	—	—	3,047	—
	2007	29,498	—	—	—	—	—	2,157	—
RS Money Market VIP Series	2008	2,206,417	77,169	648	73,418	180,148	12,496	48,560	—
	2007	2,158,072	55,282	898	17,788	55,745	—	27,262	—
	2006	1,439,914	19,064	919	11,392	67,649	—	22,999	—
	2005	871,346	22,137	1,522	4,151	62,954	—	9,919	—
	2004	684,740	4,827	1,013	4,077	89,377	—	—	—
Gabelli Capital Asset Fund	2008	681,709	49,640	177	85,343	116,593	1,229	27,801	581
	2007	734,844	57,795	134	81,169	156,022	2,118	26,521	447
	2006	634,033	60,877	128	65,417	146,629	2,196	23,743	458
	2005	465,804	37,543	122	68,006	138,833	2,772	13,657	504
	2004	219,705	8,966	117	41,301	60,623	2,843	—	—
Value Line Centurion Fund	2008	87,868	7,315	—	119	9,879	3,607	13,729	—
	2007	89,532	10,675	—	86	9,829	3,692	13,598	—
	2006	75,145	10,395	—	88	9,798	3,821	14,023	—
	2005	58,465	54	—	91	10,330	3,835	1,732	—
	2004	23,402	—	—	94	3,212	935	—	—
Value Line Strategic Asset Management Trust	2008	484,421	12,682	1,201	26,825	55,722	3,259	38,241	2,324
	2007	531,767	12,393	1,059	27,970	86,141	4,152	41,988	2,014
	2006	534,336	12,294	1,106	29,019	89,366	4,301	44,594	2,269
	2005	448,645	12,335	1,116	25,453	77,048	4,437	10,553	2,527
	2004	149,875	11,245	155	20,805	20,094	2,611	—	—
AIM V.I. Capital Appreciation Fund Series II	2008	1,293,811	24,369	—	38,607	32,530	157	42,562	—
	2007	1,000,933	18,587	—	29,061	27,140	116	34,962	—
	2006	878,470	23,283	—	24,582	27,916	118	26,762	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II	2008	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	74,789	126	—	9,785	4,525	—	12	—
	2004	46,215	—	—	2,824	1,355	—	—	—

APPENDIX	PROSPECTUS	89

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
AIM V.I. Growth Fund Series II	2008	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	329,814	8,563	—	9,951	20,957	3,489	12,555	—
	2004	19,079	—	—	6,944	128	3,495	—	—
AIM V.I. Basic Value Fund Series II	2008	158,588	30	—	6,801	56,759	—	5,472	—
	2007	175,389	17	—	4,546	56,610	—	6,093	—
	2006	168,038	8	—	4,137	57,940	—	7,190	—
	2005	160,795	—	—	2,586	57,582	—	4,390	—
	2004	79,970	—	—	—	35,458	—	—	—
AIM V.I. Government Securities Fund Series II	2008	458,101	25,097	4,196	25,956	30,852	2,488	10,310	—
	2007	354,442	8,513	4,807	32,195	26,365	3,245	6,247	—
	2006	318,502	7,465	4,976	29,490	19,063	3,122	2,840	—
	2005	297,438	6,953	6,295	24,408	14,551	2,965	1,400	—
	2004	60,077	1,024	5,248	17,518	3,149	2,759	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2008	156,044	10,231	—	6,815	16,246	—	7,597	—
	2007	142,817	10,645	—	3,498	17,792	—	4,318	—
	2006	130,394	10,900	—	3,053	21,449	—	3,601	—
	2005	100,823	8,873	—	2,614	20,325	—	1,212	—
	2004	32,597	2,245	—	715	7,875	—	—	—
AIM V.I. Core Equity Fund Series II	2008	14,105	625	1,592	1,755	2,872	—	15	—
	2007	17,388	674	1,347	896	3,479	—	6	—
	2006	15,496	622	1,385	869	4,012	—	—	—
	2005	19,926	—	2,075	1,210	3,791	—	—	—
	2004	16,528	—	1,038	1,440	3,368	—	—	—
Alger American Capital Appreciation Portfolio Class S Shares (formerly Alger American Leveraged AllCap Class S)	2008	132,998	1,370	—	1,560	3,169	—	3,998	—
	2007	172,713	1,007	—	1,025	2,836	—	3,759	—
	2006	28,130	1,008	—	1,125	439	—	3,161	—
	2005	13,031	416	—	212	—	—	3	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B	2008	217,212	6,936	935	9,306	19,410	150	16,292	7,012
	2007	240,477	7,014	804	9,600	25,672	7,127	18,286	5,636
	2006	214,856	5,936	849	9,627	26,539	7,414	12,620	2,382
	2005	174,925	4,874	1,495	8,584	25,676	8,242	7,354	2,651
	2004	109,696	1,246	1,041	4,088	10,206	740	—	—
AllianceBernstein Large Cap Growth Portfolio Class B	2008	143,220	5,360	—	15,234	17,289	—	5,390	—
	2007	151,628	5,692	—	6,694	17,646	—	6,052	—
	2006	129,178	5,280	—	4,203	17,974	—	2,409	—
	2005	93,045	2,940	—	3,502	18,652	—	2,390	—
	2004	59,024	—	—	2,522	14,482	—	—	—
AllianceBernstein Global Technology Portfolio Class B	2008	143,236	1,071	—	7,886	5,011	—	1,272	—
	2007	137,896	879	—	4,733	4,195	—	1,761	—
	2006	112,327	854	—	2,406	4,374	—	929	—
	2005	50,834	—	—	2,051	1,820	—	823	—
	2004	26,158	—	—	1,213	36	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2008	310,589	5,288	1,296	17,641	53,072	5,255	14,412	2,344
	2007	364,956	5,277	1,096	29,708	51,413	5,327	14,299	1,576
	2006	551,465	4,070	1,230	25,770	79,551	5,250	9,785	1,587
	2005	515,114	2,398	1,387	27,560	73,150	6,039	3,426	1,627
	2004	222,969	543	—	13,619	31,627	936	—	—
AllianceBernstein Value Portfolio Class B	2008	162,395	2,221	—	14,203	21,386	4,978	84,269	—
	2007	173,598	2,222	—	10,274	22,943	4,296	71,816	—
	2006	181,806	2,778	—	8,000	22,949	4,343	30,000	—
	2005	106,013	1,677	—	6,576	21,538	4,700	16,686	—
	2004	49,625	829	—	5,593	5,448	5,383	—	—

90	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Davis Financial Portfolio	2008	123,260	2,083	—	3,863	274	—	3,084	638
	2007	127,117	2,022	—	907	274	—	3,218	417
	2006	96,027	1,584	—	648	263	—	256	428
	2005	34,678	2,824	—	—	—	—	—	477
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2008	262,317	17,171	390	27,935	14,608	—	26,998	10,341
	2007	271,167	17,487	299	27,334	21,714	—	18,692	7,391
	2006	271,468	17,621	—	11,594	24,982	—	13,090	5,651
	2005	108,294	4,775	—	6,260	9,120	—	8,331	6,190
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2008	4,709,220	57,922	532	144,869	36,180	9,317	365,989	2,755
	2007	3,117,480	51,492	408	70,092	75,475	6,547	294,415	432
	2006	2,084,907	39,756	—	33,009	54,692	6,896	226,126	456
	2005	581,839	19,960	—	17,085	22,123	—	64,036	471
	2004	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2008	369,943	5,876	1,048	14,984	24,004	—	11,723	2,722
	2007	372,703	5,941	950	11,871	31,698	—	11,466	434
	2006	339,771	5,989	1,003	14,377	20,564	—	6,681	458
	2005	272,063	6,585	1,020	15,203	21,189	60	715	473
	2004	135,816	6,377	—	8,083	7,268	61	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2008	9,896,956	148,404	12,674	437,025	182,829	16,432	718,973	16,809
	2007	6,537,522	144,412	10,845	305,685	223,371	13,866	540,570	13,813
	2006	3,977,456	129,574	10,927	194,854	220,424	14,431	318,391	7,789
	2005	1,848,988	79,739	11,785	144,183	181,285	15,247	87,060	8,091
	2004	642,126	32,224	6,563	60,465	60,439	15,297	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2008	1,764,010	58,017	142	103,496	120,784	3,802	84,733	—
	2007	1,407,816	51,855	110	84,143	134,713	10,737	83,322	—
	2006	1,197,335	47,956	112	58,277	140,745	10,953	62,073	—
	2005	743,976	28,223	115	56,359	138,484	11,205	30,740	—
	2004	256,930	13,327	116	39,692	71,568	914	—	—
Fidelity VIP Growth Portfolio Service Class 2	2008	197,021	3,114	—	14,617	12,009	5,090	16,037	2,044
	2007	209,551	3,156	—	12,979	18,243	3,663	7,270	—
	2006	167,230	3,159	—	14,400	19,473	3,715	1,974	—
	2005	136,709	2,157	—	14,153	19,649	6,014	1,923	—
	2004	79,835	—	—	10,854	4,397	6,748	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2008	4,065,486	28,757	6,336	164,454	37,364	14,867	202,488	11,938
	2007	3,955,216	30,213	7,957	179,342	28,774	18,016	246,972	12,840
	2006	1,891,488	17,237	7,501	104,161	28,410	17,422	140,539	8,383
	2005	354,383	8,725	7,068	82,207	22,129	17,232	4,492	7,591
	2004	81,598	—	4,347	39,683	11,896	6,151	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2008	3,511,305	76,545	4,816	123,544	159,782	16,182	359,750	5,947
	2007	2,411,472	81,026	3,669	96,606	209,596	14,466	257,130	5,591
	2006	1,705,321	66,224	3,857	65,220	223,511	15,197	133,951	5,996
	2005	1,088,794	45,443	4,321	58,321	192,001	16,633	68,341	6,224
	2004	454,147	15,769	2,009	36,499	80,183	9,826	—	—
Templeton Growth Securities Fund Class 2	2008	591,994	17,245	99	21,311	25,979	1,567	36,099	—
	2007	619,792	16,852	70	14,408	30,305	2,686	31,519	—
	2006	578,425	12,712	67	11,901	31,449	2,693	19,388	—
	2005	470,342	9,413	75	10,951	35,089	1,129	11,927	—
	2004	178,837	1,962	78	6,154	23,999	1,135	—	—
Franklin Rising Dividends Securities Fund Class 2	2008	1,866,552	29,090	1,202	62,347	95,671	6,097	125,510	266
	2007	1,724,660	27,372	967	53,914	110,184	7,692	108,514	187
	2006	914,126	21,137	1,134	29,874	115,992	7,373	35,667	221
	2005	542,038	12,123	1,327	28,851	110,709	5,859	9,180	257
	2004	209,089	2,771	229	13,838	65,738	2,573	—	—

APPENDIX	PROSPECTUS	91

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Franklin Small Cap Value Securities Fund Class 2	2008	2,193,609	34,734	—	64,736	84,099	2,880	84,808	4,682
	2007	1,239,653	30,998	—	49,912	92,198	2,883	55,031	3,678
	2006	581,871	22,669	—	13,761	97,672	2,835	17,376	—
	2005	270,878	11,149	—	13,314	87,034	2,838	4,048	—
	2004	91,134	2,358	—	8,631	45,422	—	—	—
MFS Research Bond Series Service Class	2008	167,760	4,030	3,747	75,251	40,770	2,178	10,689	3,564
	2007	185,162	3,889	4,898	91,657	43,192	2,267	12,794	4,557
	2006	185,842	7,248	2,976	65,028	33,053	2,259	9,945	4,293
	2005	177,308	6,304	3,000	48,722	26,808	359	139	3,499
	2004	52,457	5,288	—	27,135	10,076	340	—	—
MFS Core Equity Series Service Class	2008	18,081	173	—	1,744	—	—	—	—
	2007	16,675	175	—	905	—	—	—	—
	2006	13,819	94	—	1,031	—	—	—	—
	2005	12,250	8	—	1,074	307	—	—	—
	2004	3,878	—	—	1,705	309	—	—	—
MFS Growth Series Service Class (formerly MFS Emerging Growth Series Service Class)	2008	91,886	281	—	2,819	5,463	—	1,896	—
	2007	80,333	282	—	7,091	6,085	—	1,119	—
	2006	70,127	282	—	3,975	5,829	—	179	—
	2005	38,836	245	—	2,888	5,275	—	84	—
	2004	11,726	—	—	1,024	2,463	—	—	—
MFS Investors Trust Series Service Class	2008	70,286	1,980	—	7,541	1,605	—	239	525
	2007	79,906	2,027	—	6,143	1,500	—	323	432
	2006	55,053	1,964	—	4,426	1,402	—	325	455
	2005	37,127	1,149	—	2,658	1,605	—	239	471
	2004	15,808	—	—	505	355	—	—	—
MFS New Discovery Series Service Class	2008	90,005	548	—	6,109	6,805	617	35,875	—
	2007	99,174	687	—	4,785	8,879	439	23,224	—
	2006	88,834	454	—	5,300	8,973	486	7,165	—
	2005	56,902	375	—	6,192	8,101	2,854	11,317	—
	2004	36,867	42	—	5,940	5,457	2,893	—	—
MFS Strategic Income Series Service Class	2008	86,549	121	—	4,258	14,625	6,550	2,943	—
	2007	94,884	76	—	4,154	14,926	5,480	2,517	—
	2006	70,746	76	—	4,833	17,197	5,735	3,806	—
	2005	43,657	34	—	5,651	15,785	5,970	2,454	—
	2004	8,678	—	—	5,837	7,549	231	—	—
MFS Total Return Series Service Class	2008	1,770,360	65,026	11,745	76,228	133,543	16,133	92,281	4,920
	2007	1,880,704	72,006	9,681	65,557	166,193	16,493	95,884	3,791
	2006	1,735,537	69,726	9,904	52,674	153,913	16,124	83,033	—
	2005	1,535,860	47,823	11,248	60,388	138,717	15,008	46,773	—
	2004	501,500	28,435	5,967	42,328	67,322	2,666	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2008	297,639	14,783	144	32,524	20,514	2,388	7,086	7,863
	2007	310,777	14,496	182	47,396	22,467	3,114	4,529	10,216
	2006	267,461	14,568	179	47,058	25,844	2,997	4,793	5,069
	2005	232,084	3,696	173	41,137	26,106	3,384	1,275	4,574
	2004	63,425	—	167	20,485	15,722	3,189	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2008	739,765	23,414	1,834	42,095	47,957	3,679	54,449	511
	2007	750,404	22,527	1,919	31,869	56,845	11,444	43,304	420
	2006	704,133	23,243	1,987	30,376	49,918	11,920	30,495	443
	2005	507,315	20,299	2,065	28,575	46,011	12,408	16,587	458
	2004	154,814	6,853	2,060	8,666	11,704	5,367	—	—

92	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Core Equity VIP Series	2008	$9.57	$9.47	$9.36	$9.45	$9.33	$9.22	$9.58	$9.50
	2007	13.79	13.69	13.55	13.66	13.52	13.39	13.86	13.77
	2006	12.15	12.08	11.99	12.06	11.97	11.89	12.25	12.20
	2005	10.51	10.47	10.42	10.46	10.41	10.36	10.63	10.61
	2004	10.23	10.21	10.19	10.21	10.18	10.16	—	—
RS S&P 500 Index VIP Series	2008	8.01	7.93	7.84	7.91	7.82	7.72	7.64	7.57
	2007	12.94	12.84	12.71	12.81	12.69	12.56	12.37	12.29
	2006	12.48	12.41	12.31	12.39	12.30	12.21	11.97	11.91
	2005	10.97	10.92	10.87	10.91	10.86	10.81	10.55	10.53
	2004	10.65	10.63	10.60	10.62	10.59	10.57	—	—
RS Asset Allocation VIP Series	2008	7.82	7.74	—	7.72	7.63	7.53	7.44	—
	2007	12.65	12.55	—	12.52	12.40	12.28	12.08	—
	2006	12.20	12.12	—	12.11	12.02	11.93	11.68	—
	2005	10.92	10.87	—	10.86	10.81	10.76	10.49	—
	2004	10.61	10.59	—	10.59	10.56	10.54	—	—
RS High Yield Bond VIP Series	2008	9.01	8.92	8.81	8.90	8.79	—	8.55	—
	2007	11.55	11.45	11.34	11.43	11.32	—	10.99	—
	2006	11.58	11.51	11.43	11.49	11.41	—	11.06	—
	2005	10.76	10.72	10.67	10.71	10.66	10.61	10.31	—
	2004	10.57	10.55	10.53	10.55	10.52	10.50	—	—
RS Low Duration Bond VIP Series	2008	10.76	10.66	10.53	10.63	10.50	10.37	10.81	10.71
	2007	10.55	10.46	10.36	10.44	10.34	10.24	10.63	10.55
	2006	10.15	10.09	10.01	10.07	10.00	9.92	10.25	10.21
	2005	9.89	9.85	9.81	9.84	9.80	9.75	10.03	10.01
	2004	9.91	9.89	9.87	9.89	9.87	9.84	—	—
RS Large Cap Value VIP Series	2008	8.12	8.04	—	8.02	7.92	7.82	7.30	—
	2007	13.79	13.68	—	13.65	13.52	13.39	12.44	—
	2006	13.94	13.86	—	13.84	13.74	13.64	12.62	—
	2005	11.96	11.91	—	11.90	11.84	11.79	10.86	—
	2004	11.07	—	—	11.04	11.02	10.99	—	—
RS Partners VIP Series	2008	7.85	7.77	7.67	7.75	7.65	7.56	7.17	7.10
	2007	12.06	11.97	11.85	11.94	11.83	11.71	11.05	10.98
	2006	12.49	12.42	12.33	12.40	12.31	12.22	11.48	11.43
	2005	11.59	11.55	11.49	11.54	11.48	11.42	10.69	10.67
	2004	11.29	11.27	11.24	11.26	11.23	11.21	—	—
RS Small Cap Core Equity VIP Series	2008	8.10	8.02	—	8.00	7.90	7.80	8.09	8.01
	2007	12.67	12.57	—	12.55	12.43	12.30	12.70	12.61
	2006	12.23	12.16	—	12.14	12.05	11.97	12.29	12.24
	2005	10.59	10.55	—	10.54	10.49	10.44	10.68	10.66
	2004	10.73	10.71	—	10.71	10.68	10.66	—	—
RS International Growth VIP Series	2008	9.72	9.63	9.51	9.60	9.48	9.37	8.65	8.57
	2007	17.40	17.26	17.09	17.22	17.06	16.89	15.52	15.42
	2006	15.35	15.26	15.14	15.23	15.12	15.01	13.73	13.67
	2005	12.62	12.57	12.51	12.55	12.49	12.43	11.32	11.30
	2004	11.03	11.01	10.99	11.01	10.98	10.96	—	—
RS Emerging Markets VIP Series	2008	13.01	12.88	12.73	12.85	12.69	12.54	10.92	10.82
	2007	30.46	30.22	29.92	30.16	29.86	29.57	25.63	25.46
	2006	21.26	21.13	20.98	21.10	20.95	20.79	17.94	17.86
	2005	15.84	15.78	15.70	15.76	15.68	15.61	13.41	13.38
	2004	11.44	11.42	11.39	11.41	11.38	11.36	—	—
RS Investment Quality Bond VIP Series	2008	10.90	10.79	10.66	10.76	10.63	10.50	10.68	10.58
	2007	11.01	10.92	10.81	10.90	10.79	10.69	10.81	10.74
	2006	10.52	10.45	10.38	10.44	10.36	10.29	10.36	10.32
	2005	10.24	10.20	10.15	10.19	10.14	10.09	10.12	10.10
	2004	10.15	10.13	10.11	10.13	10.11	10.08	—	—

APPENDIX	PROSPECTUS	93

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS MidCap Opportunities VIP Series	2008	$4.75	$—	$—	$4.73	$—	$—	$4.73	$—
	2007	9.80	—	—	9.79	—	—	—	—
RS Global Natural Resources VIP Series	2008	5.85	5.83	5.81	5.83	5.81	—	5.82	—
	2007	10.68	—	—	—	10.66	—	10.67	—
RS Value VIP Series	2008	5.53	—	—	5.51	5.49	—	5.51	—
	2007	9.43	—	—	9.42	9.41	—	9.42	—
RS Equity Dividend VIP Series	2008	5.45	5.44	—	—	—	—	5.43	—
	2007	9.34	—	—	—	—	—	—	—
RS Technology VIP Series (formerly The Information Age VIP Series)	2008	4.96	—	—	—	—	—	4.93	—
	2007	10.33	—	—	—	—	—	10.31	—
RS Money Market VIP Series	2008	10.76	10.65	10.52	10.63	10.49	10.36	10.68	—
	2007	10.70	10.61	10.51	10.59	10.49	—	10.66	—
	2006	10.37	10.31	10.23	10.29	10.21	—	10.36	—
	2005	10.06	10.02	9.97	10.01	9.97	—	10.08	—
	2004	9.94	9.92	9.90	9.92	9.90	—	—	—
Gabelli Capital Asset Fund	2008	8.30	8.22	8.12	8.20	8.10	8.00	7.78	7.71
	2007	14.14	14.03	13.89	14.00	13.86	13.73	13.29	13.20
	2006	13.15	13.07	12.97	13.05	12.95	12.86	12.39	12.34
	2005	10.94	10.90	10.84	10.89	10.83	10.78	10.35	10.33
	2004	10.88	10.86	10.83	10.85	10.83	10.80	—	—
Value Line Centurion Fund	2008	7.02	6.95	—	6.93	6.85	6.76	6.69	—
	2007	14.04	13.93	—	13.90	13.76	13.63	13.43	—
	2006	11.80	11.73	—	11.71	11.63	11.54	11.32	—
	2005	11.53	11.48	—	11.47	11.42	11.36	11.10	—
	2004	10.72	—	—	10.70	10.67	10.64	—	—
Value Line Strategic Asset Management Trust	2008	9.78	9.68	9.56	9.66	9.54	9.42	8.95	8.86
	2007	14.05	13.94	13.81	13.92	13.78	13.64	12.90	12.81
	2006	12.37	12.30	12.21	12.28	12.19	12.10	11.39	11.34
	2005	11.75	11.70	11.64	11.69	11.63	11.58	10.84	10.82
	2004	10.93	10.91	10.88	10.90	10.88	10.85	—	—
AIM V.I. Capital Appreciation Fund Series II	2008	7.03	6.96	—	6.94	6.85	6.77	7.06	—
	2007	12.43	12.33	—	12.31	12.19	12.07	12.53	—
	2006	11.29	11.22	—	11.20	11.12	11.04	11.41	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II	2008	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	11.06	11.01	—	11.00	10.95	—	10.80	—
	2004	10.63	—	—	10.61	10.58	—	—	—
AIM V.I. Growth Fund Series II	2008	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	10.74	10.70	—	10.69	10.63	10.58	10.89	—
	2004	10.17	—	—	10.14	10.12	10.10	—	—
AIM V.I. Basic Value Fund Series II	2008	5.82	5.76	—	5.75	5.68	—	5.51	—
	2007	12.28	12.18	—	12.16	12.04	—	11.65	—
	2006	12.29	12.22	—	12.20	12.11	—	11.70	—
	2005	11.05	—	—	10.99	10.94	—	10.54	—
	2004	10.63	—	—	—	10.58	—	—	—
AIM V.I. Government Securities Fund Series II	2008	11.77	11.65	11.51	11.63	11.48	11.34	11.68	—
	2007	10.67	10.58	10.48	10.56	10.46	10.35	10.62	—
	2006	10.20	10.14	10.07	10.13	10.05	9.98	10.19	—
	2005	10.02	9.98	9.93	9.97	9.92	9.88	10.04	—
	2004	10.03	10.01	9.99	10.00	9.98	9.96	—	—

94	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
AIM V.I. Mid Cap Core Equity Fund Series II	2008	$9.56	$9.46	$—	$9.44	$9.32	$—	$8.67	$—
	2007	13.60	13.49	—	13.46	13.33	—	12.37	—
	2006	12.62	12.55	—	12.53	12.44	—	11.52	—
	2005	11.54	11.50	—	11.49	11.43	—	10.57	—
	2004	10.92	10.90	—	10.89	10.87	—	—	—
AIM V.I. Core Equity Fund Series II	2008	8.77	8.68	8.57	8.66	8.55	—	8.62	—
	2007	12.77	12.67	12.54	12.64	12.52	—	12.59	—
	2006	12.01	11.94	11.85	11.92	11.83	—	—	—
	2005	10.60	—	10.51	10.55	10.50	—	—	—
	2004	10.21	—	10.16	10.18	10.16	—	—	—
Alger American Capital Appreciation Portfolio Class S Shares (formerly Alger American Leveraged AllCap Class S)	2008	9.65	9.58	—	9.56	9.48	—	9.55	—
	2007	17.90	17.80	—	17.78	17.66	—	17.75	—
	2006	13.64	13.59	—	13.58	13.52	—	13.57	—
	2005	11.63	11.61	—	11.61	—	—	11.61	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B	2008	7.72	7.64	7.55	7.62	7.53	7.44	7.17	7.10
	2007	13.21	13.10	12.98	13.08	12.95	12.82	12.30	12.22
	2006	12.78	12.71	12.61	12.69	12.59	12.50	11.94	11.89
	2005	11.09	11.04	10.99	11.03	10.98	10.93	10.39	10.37
	2004	10.76	10.73	10.71	10.73	10.70	10.68	—	—
AllianceBernstein Large Cap Growth Portfolio Class B	2008	7.62	7.55	—	7.53	7.43	—	7.86	—
	2007	12.85	12.75	—	12.72	12.60	—	13.29	—
	2006	11.48	11.41	—	11.39	11.31	—	11.91	—
	2005	11.72	11.67	—	11.66	11.61	—	12.20	—
	2004	10.36	—	—	10.33	10.31	—	—	—
AllianceBernstein Global Technology Portfolio Class B	2008	6.31	6.25	—	6.23	6.16	—	7.33	—
	2007	12.19	12.09	—	12.07	11.95	—	14.20	—
	2006	10.32	10.25	—	10.24	10.16	—	12.06	—
	2005	9.66	—	—	9.61	9.56	—	11.32	—
	2004	9.45	—	—	9.43	9.41	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2008	10.39	10.29	10.16	10.26	10.14	10.01	8.37	8.30
	2007	16.43	16.30	16.14	16.27	16.11	15.95	13.28	13.19
	2006	19.56	19.44	19.30	19.41	19.27	19.13	15.86	15.79
	2005	14.71	14.66	14.58	14.64	14.57	14.50	11.97	11.94
	2004	13.40	13.38	—	13.37	13.34	13.31	—	—
AllianceBernstein Value Portfolio Class B	2008	7.36	7.29	—	7.27	7.18	7.09	6.80	—
	2007	12.66	12.56	—	12.54	12.41	12.29	11.74	—
	2006	13.41	13.33	—	13.31	13.21	13.11	12.46	—
	2005	11.24	11.20	—	11.19	11.13	11.08	10.48	—
	2004	10.81	10.79	—	10.79	10.76	10.74	—	—
Davis Financial Portfolio	2008	6.34	6.30	—	6.28	6.22	—	6.27	6.21
	2007	12.00	11.93	—	11.92	11.84	—	11.90	11.82
	2006	12.96	12.91	—	12.90	12.85	—	12.89	12.84
	2005	11.10	11.08	—	—	—	—	—	11.05
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2008	6.94	6.89	6.82	6.87	6.81	—	6.86	6.80
	2007	13.26	13.19	13.10	13.17	13.08	—	13.15	13.06
	2006	15.92	15.87	—	15.85	15.79	—	15.84	15.77
	2005	12.02	12.01	—	12.00	11.98	—	12.00	11.98
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2008	7.44	7.38	7.31	7.37	7.30	7.23	7.35	7.29
	2007	12.65	12.58	12.49	12.56	12.47	12.39	12.54	12.46
	2006	12.26	12.22	—	12.21	12.16	12.11	12.20	12.15
	2005	10.82	10.80	—	10.80	10.78	—	10.80	10.78
	2004	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	95

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Fidelity VIP Balanced Portfolio Service Class 2	2008	$8.12	$8.04	$7.94	$8.02	$7.92	$—	$8.02	$7.95
	2007	12.51	12.42	12.29	12.39	12.27	—	12.40	12.32
	2006	11.68	11.61	11.53	11.59	11.51	—	11.61	11.56
	2005	10.63	10.59	10.54	10.58	10.53	10.48	10.60	10.58
	2004	10.22	10.20	—	10.20	10.17	10.15	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2008	9.19	9.10	8.99	9.08	8.97	8.86	8.16	8.08
	2007	16.28	16.15	15.99	16.12	15.96	15.80	14.48	14.39
	2006	14.08	14.00	13.89	13.98	13.87	13.77	12.57	12.51
	2005	12.82	12.77	12.71	12.76	12.70	12.64	11.48	11.46
	2004	11.15	11.13	11.11	11.13	11.10	11.07	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2008	7.44	7.37	7.28	7.35	7.26	7.17	7.00	—
	2007	13.20	13.10	12.97	13.07	12.95	12.82	12.45	—
	2006	13.23	13.15	13.06	13.13	13.04	12.94	12.51	—
	2005	11.19	11.15	11.10	11.14	11.09	11.03	10.62	—
	2004	10.76	10.74	10.71	10.73	10.71	10.68	—	—
Fidelity VIP Growth Portfolio Service Class 2	2008	6.77	6.70	—	6.69	6.60	6.52	7.35	7.28
	2007	13.04	12.93	—	12.91	12.78	12.65	14.20	—
	2006	10.44	10.38	—	10.37	10.29	10.21	11.41	—
	2005	9.94	9.90	—	9.89	9.85	9.80	10.89	—
	2004	9.56	—	—	9.54	9.52	9.50	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2008	10.22	10.12	9.99	10.09	9.97	9.85	10.04	9.95
	2007	10.74	10.66	10.55	10.64	10.53	10.43	10.58	10.51
	2006	10.47	10.41	10.34	10.40	10.32	10.24	10.35	10.30
	2005	10.21	10.17	10.12	10.16	10.11	10.06	10.11	10.10
	2004	10.16	—	10.12	10.14	10.11	10.09	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2008	10.38	10.28	10.15	10.25	10.13	10.00	8.59	8.51
	2007	17.44	17.31	17.14	17.27	17.10	16.93	14.47	14.38
	2006	15.35	15.26	15.14	15.23	15.12	15.01	12.77	12.72
	2005	13.85	13.80	13.73	13.79	13.72	13.65	11.56	11.54
	2004	11.91	11.89	11.86	11.88	11.86	11.83	—	—
Templeton Growth Securities Fund Class 2	2008	8.20	8.12	8.02	8.10	8.00	7.90	7.23	—
	2007	14.43	14.31	14.17	14.28	14.14	14.00	12.76	—
	2006	14.30	14.22	14.11	14.20	14.09	13.99	12.69	—
	2005	11.91	11.87	11.81	11.86	11.80	11.74	10.60	—
	2004	11.11	11.08	11.06	11.08	11.05	11.03	—	—
Franklin Rising Dividends Securities Fund Class 2	2008	8.79	8.70	8.60	8.68	8.58	8.47	8.29	8.22
	2007	12.24	12.14	12.02	12.12	12.00	11.88	11.58	11.50
	2006	12.76	12.69	12.59	12.67	12.57	12.48	12.11	12.06
	2005	11.06	11.01	10.96	11.00	10.95	10.89	10.52	10.51
	2004	10.85	10.83	10.80	10.82	10.79	10.77	—	—
Franklin Small Cap Value Securities Fund Class 2	2008	9.34	9.25	—	9.23	9.11	9.00	7.88	7.81
	2007	14.15	14.04	—	14.01	13.87	13.74	11.98	11.90
	2006	14.71	14.62	—	14.60	14.49	14.39	12.49	—
	2005	12.76	12.71	—	12.70	12.64	12.57	10.86	—
	2004	11.90	11.88	—	11.88	11.85	—	—	—
MFS Research Bond Series Service Class	2008	10.31	10.21	10.08	10.18	10.06	9.93	10.05	9.95
	2007	10.75	10.66	10.56	10.64	10.54	10.43	10.50	10.43
	2006	10.49	10.43	10.35	10.41	10.34	10.26	10.29	10.24
	2005	10.26	10.22	10.17	10.21	10.16	10.11	10.09	10.07
	2004	10.28	10.26	—	10.26	10.23	10.21	—	—
MFS Core Equity Series Service Class	2008	7.72	7.64	—	7.62	—	—	—	—
	2007	12.91	12.81	—	12.78	—	—	—	—
	2006	11.82	11.75	—	11.73	—	—	—	—
	2005	10.56	10.52	—	10.51	10.46	—	—	—
	2004	10.56	—	—	10.54	10.51	—	—	—

96	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
MFS Growth Series Service Class (formerly MFS Emerging Growth Series Service Class)	2008	$8.80	$8.72	$—	$8.70	$8.59	$—	$8.78	$—
	2007	14.31	14.19	—	14.16	14.03	—	14.30	—
	2006	12.01	11.94	—	11.92	11.83	—	12.04	—
	2005	11.32	11.28	—	11.27	11.21	—	11.39	—
	2004	10.55	—	—	10.52	10.50	—	—	—
MFS Investors Trust Series Service Class	2008	8.96	8.87	—	8.85	8.74	—	8.41	8.33
	2007	13.62	13.51	—	13.49	13.35	—	12.82	12.73
	2006	12.56	12.49	—	12.47	12.38	—	11.86	11.81
	2005	11.31	11.26	—	11.25	11.20	—	10.71	10.69
	2004	10.72	—	—	10.70	10.67	—	—	—
MFS New Discovery Series Service Class	2008	6.60	6.53	—	6.52	6.44	6.36	7.56	—
	2007	11.07	10.99	—	10.96	10.86	10.75	12.72	—
	2006	10.99	10.92	—	10.91	10.83	10.75	12.66	—
	2005	9.87	9.83	—	9.82	9.78	9.73	11.41	—
	2004	9.54	9.52	—	9.52	9.49	9.47	—	—
MFS Strategic Income Series Service Class	2008	9.67	9.58	—	9.55	9.44	9.32	9.28	—
	2007	11.19	11.10	—	11.08	10.97	10.86	10.76	—
	2006	10.98	10.91	—	10.90	10.82	10.74	10.59	—
	2005	10.47	10.43	—	10.42	10.37	10.32	10.13	—
	2004	10.45	—	—	10.43	10.40	10.38	—	—
MFS Total Return Series Service Class	2008	9.36	9.26	9.15	9.24	9.13	9.02	8.72	8.64
	2007	12.22	12.13	12.01	12.10	11.98	11.87	11.42	11.34
	2006	11.93	11.86	11.78	11.85	11.76	11.67	11.18	—
	2005	10.85	10.81	10.75	10.80	10.74	10.69	10.20	—
	2004	10.73	10.71	10.68	10.70	10.68	10.65	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2008	11.10	10.99	10.85	10.96	10.83	10.69	10.80	10.70
	2007	11.10	11.01	10.90	10.99	10.88	10.77	10.83	10.75
	2006	10.52	10.46	10.38	10.44	10.37	10.29	10.30	10.25
	2005	10.35	10.31	10.26	10.30	10.25	10.20	10.16	10.15
	2004	10.17	—	10.13	10.15	10.12	10.10	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2008	9.18	9.09	8.98	9.07	8.96	8.85	8.25	8.17
	2007	13.75	13.64	13.50	13.61	13.48	13.35	12.39	12.30
	2006	13.61	13.53	13.43	13.51	13.41	13.31	12.30	12.24
	2005	11.90	11.86	11.80	11.85	11.79	11.73	10.79	10.77
	2004	11.01	10.99	10.96	10.98	10.96	10.93	—	—

APPENDIX	PROSPECTUS	97